UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                         April 25, 2005 (April 19, 2005)


                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                   01-13031                  62-1674303
-----------------------------    ----------------       ------------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)


          111 Westwood Place, Suite 200
               Brentwood, Tennessee                              37027
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     (Address of Principal Executive Offices)                  (Zip Code)


                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     On April 19, 2005, Christopher J. Coates resigned as a member of the Board of Directors of American Retirement Corporation (including in his capacity as a member of the Company's Quality Assurance Committee) in order to explore other business opportunities. Mr. Coates did not resign because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     The vacancy on the Board of Directors resulting from the resignation of Mr. Coates will be filled at a later date.





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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      AMERICAN RETIREMENT CORPORATION


                                      By: /s/ Bryan D. Richardson
                                          --------------------------------------
                                          Bryan D. Richardson
                                          Executive Vice President - Finance and
                                          Chief Financial Officer

Date: April 22, 2005




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